Exhibit 10.42
                                                                   -------------

                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                         2005 DEFERRED COMPENSATION PLAN
                          ACCOUNT WITH BANK OF OKLAHOMA
                            EMPLOYEE ENROLLMENT FORM
                            ------------------------

                         DTAG Deferred Comp Plan 000601

--------------------------------------------------------------------------------

PARTICIPANT INFORMATION:

Participant Name (print or type): Gary L. Paxton

--------------------------------------------------------------------------------

ELECTION OF DEFERRED COMPENSATION PLAN PARTICIPATION

1. [x] I elect to participate in the Deferred Compensation Plan. I understand that my election to participate and my deferral percentage are irrevocable for the calendar year for which my election first became effective. Currently, tax law requires that any amount deferred into a Deferred Compensation account is subject to Social Security and Medicare taxes at the time of deferral but is not subject to these taxes at the time of withdrawal.

     [x]  I elect to defer 0 % or $ 0 of my  regular compensation (excluding any
                          ---      ---
     overtime premiums or bonuses) paid each pay period in 2005.

     [x]  I elect  to defer 0 % or $ 0  of that amount  awarded to  me under the
                           ---      ---
     2005 annual incentive compensation plan payable in 2006.

2.   [x]  I elect payment of my benefit to be in a:

             x  (a) Single lump sum payment at termination with the company
          ------

          ______(b)  Single lump sum payment on or about _______________________

          ______(c)  Single lump sum payment the earlier of (i) termination with the company or (ii) on or about ___________________________

          ______(d)  Annual installments over a period not to exceed ____ (up to a maximum of 10 years). I hereby elect the date on which my initial payment will be made to be _____________.

          Note: For certain key employees, payment of any benefit may be six months after separation with the company as required by law.

3. [x] Upon a "Change of Control" with respect to the Employer, I hereby elect to have the balance of my Deferred Compensation Plan account distributed to me or my designated beneficiary(ies) in lump sum form, subject to the discretion of the Board, in accordance with the terms of the Plan.

Please consult with your tax advisor regarding the tax consequences of this Plan to you. Neither the sponsor of this Plan, nor any of the sponsor's affiliates provide any assurances of the tax results of this Plan in the Participant's particular situation or assume any responsibility in this regard.
--------------------------------------------------------------------------------

AUTHORIZATION:
Participant Signature: /s/ Gary L. Paxton               Date:  December 31, 2004
                       --------------------------------      -------------------
Accepted and agreed to by Employer's Authorized Representative.

By:/s/ Brian K. Franklin                                Date:  December 31, 2004
   ----------------------------------------------------      -------------------